EXHIBIT 1




                             JOINT FILING AGREEMENT




        The undersigned hereby agree that the Statement on Schedule 13D, dated as of the date hereof ("Statement"), with respect to the common stock, par value $0.001 per share, of SK Technologies Corporation is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Schedule 13D and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 12th day of February, 2004.

                             Signature Pages Follow



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                                       SIXTH AVENUE ASSOCIATES LLC


                                       By:  /s/ Philip Kozloff
                                            ------------------------------------
                                            Name:  Philip Kozloff
                                            Title: Manager


                                       By:  /s/ James J. Ruddy
                                            ------------------------------------
                                            Name:  James J. Ruddy
                                            Title: Vice President

                                       THE CORNERHOUSE LIMITED PARTNERSHIP

                                       By:   Sixth Avenue Associates LLC,
                                             General Partner


                                             By:  /s/ Philip Kozloff
                                                  ------------------------------
                                                  Name:  Philip Kozloff
                                                  Title: Manager


                                             By:  /s/ James J. Ruddy
                                                  ------------------------------
                                                  Name:  James J. Ruddy
                                                  Title: Vice President

                                       WINSOME LIMITED PARTNERSHIP

                                       By:   Sixth Avenue Associates LLC,
                                             General Partner

                                             By:  /s/ Philip Kozloff
                                                  ------------------------------
                                                  Name:  Philip Kozloff
                                                  Title: Manager


                                             By:  /s/ James J. Ruddy
                                                  ------------------------------
                                                  Name:  James J. Ruddy
                                                  Title: Vice President

                                       DOROTHY D. EWESON



                                            /s/ Dorothy D. Eweson
                                       ----------------------------------